SECURITIES AND EXCHANGE COMMISSION
                 WASHINGTON, D.C. 20549


                SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934



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      (section mark)240.14a-12



                           Duke Power Company
            (Name of Registrant as Specified In Its Charter)



   (Name of Person(s) Filing Proxy Statement If Other Than Registrant)


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
                               DUKE POWER COMPANY
                            422 SOUTH CHURCH STREET
                        CHARLOTTE, NORTH CAROLINA 28242
W. H. GRIGG
Chairman of the Board
                                                                  March 18, 1996
Dear Shareholder:
     It is my pleasure to invite you to our annual shareholders meeting, which will be held on Thursday, April 25, 1996, at 10 a.m., in the Peace Center for the Performing Arts, 101 West Broad Street, Greenville, South Carolina. This marks the first time in many years that we have held the meeting in a location other than our Company headquarters.
     During the meeting, we will elect four Class II directors to three-year terms expiring in 1999, act upon the ratification of the appointment of auditors, act upon a proposal to approve a Stock Incentive Plan for the Company and transact any other business that may come before the meeting.
     On behalf of the entire Board of Directors, I would like to express our sincere appreciation to James V. Johnson, who will retire from the Board at the annual meeting at age 72, concluding fourteen years of valued service to the Company.
     The Board of Directors and I hope you can attend the meeting in Greenville, and look forward to seeing you. Even if you plan to attend, please return your signed proxy as soon as possible.
                                          Sincerely,
                                          (Signature of W.H. Grigg)

                               DUKE POWER COMPANY
                            422 SOUTH CHURCH STREET
                        CHARLOTTE, NORTH CAROLINA 28242
                 NOTICE OF 1996 ANNUAL MEETING OF SHAREHOLDERS
                                                                  March 18, 1996
To the Shareholders of
  DUKE POWER COMPANY:
     NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Duke Power Company will be held in the Peace Center for the Performing Arts, 101 West Broad Street, Greenville, South Carolina, on Thursday, April 25, 1996, at 10 a.m., for the following purposes:
          (1) to elect four directors who will constitute Class II of the Board of Directors;
          (2) to ratify the appointment of auditors;
          (3) to act upon a proposal to approve the Duke Power Company Stock Incentive Plan; and
          (4) to transact such other business as may come before the meeting or any adjournment or adjournments thereof.
     The Board of Directors has fixed the close of business on March 1, 1996 as the record date for the determination of shareholders who will be entitled to notice of and to vote at the meeting.
     Each shareholder is requested to date, sign and return the accompanying proxy in the enclosed return envelope, to which no postage need be affixed if mailed in the United States.
                                          By order of the Board of Directors,
                                          ELLEN T. RUFF
                                          SECRETARY

                               DUKE POWER COMPANY
                            422 SOUTH CHURCH STREET
                        CHARLOTTE, NORTH CAROLINA 28242
                                PROXY STATEMENT
     This proxy statement is furnished to the shareholders of Duke Power Company (the Company) in connection with the solicitation of proxies to be used in voting at the annual meeting of shareholders to be held on April 25, 1996. Only holders of record of Common Stock at the close of business on March 1, 1996 will be entitled to vote at the meeting. On such date, there were outstanding 204,859,339 shares of Common Stock, each share of which entitles the holder to one vote.
     The enclosed proxy is solicited on behalf of the Board of Directors of the Company. Such proxy material was first forwarded to the shareholders on or about March 18, 1996. Any shareholder giving a proxy may revoke it at any time prior to its use at the meeting.
     The Company will bear the cost of the solicitation of proxies including the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of shares of the Common Stock of the Company. In addition to the use of the mails, proxies may be solicited by personal interview, telephone or telegraph. Additionally, the Company has retained Georgeson & Co. to solicit proxies in the same manner, at an anticipated cost to the Company of approximately $12,500.
                             ELECTION OF DIRECTORS
     The Company's Articles of Incorporation provide that the Board of Directors shall be divided into three classes, as nearly equal in size as possible. Each year the directors of one class are elected to serve terms of three years.
     Four persons have been nominated by the Board of Directors for election as directors to Class II at this annual meeting, to serve three-year terms and until their successors are duly elected and qualified. The nominees are G. Alex Bernhardt, W. A. Coley, W. H. Grigg and Max Lennon. All of the Class II nominees are currently Class II directors with the exception of Mr. Bernhardt, who presently serves as a Class III director but has been nominated to serve in Class II in order to balance as nearly as possible the number of directors in each class. James V. Johnson will retire as a Class II director at the expiration of his current term on April 25, 1996.
     Votes (other than votes withheld) will be cast pursuant to the accompanying proxy for the election of the nominees listed unless, by reason of death or other unexpected occurrence, one or more of such nominees shall not be available for election. In that event, it is intended that such votes will be cast for such substitute nominee or nominees as may be determined by the persons named in such proxy. The Board of Directors has no reason to believe that any of the nominees listed will not be available for election as a director.
     Directors are elected by a plurality of the votes cast by the holders of the Common Stock of the Company at a meeting at which a quorum is present. "Plurality" means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen at the meeting. Consequently, any shares not voted (whether by abstention, broker nonvote or otherwise) have no impact in the election of directors except to the extent the failure to vote for an individual results in another individual receiving a larger number of votes.

                                    CLASS II
                NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS
                            (TERM EXPIRING IN 1999)

(Photo)               G. ALEX BERNHARDT, PRESIDENT AND CHIEF EXECUTIVE OFFICER, BERNHARDT FURNITURE COMPANY,
                        FURNITURE MANUFACTURERS
                      Mr. Bernhardt, 52, was elected a director in 1991 and serves on the Corporate
                      Performance Review Committee. He has been associated with Bernhardt Furniture Company of
                      Lenoir, North Carolina, since 1965. He was named President and a director in 1976. He is a director of Robert Talbott, Inc. and First Union Corporation. He serves as a trustee of Davidson College and a member of the North Carolina Governor's Business Council. He is a director emeritus of the American Furniture Manufacturers Association.
(Photo)               W. A. COLEY, PRESIDENT, ASSOCIATED ENTERPRISES GROUP, DUKE POWER COMPANY
                      Mr. Coley, 52, joined the Company in 1966 and was elected a director in 1990. He was named Vice President, Operation, in 1984; Vice President, Central Division, in 1986;
                      Senior Vice President, Power Delivery, in 1988; Senior Vice President, Customer Group,
                      in 1990; Executive Vice President, Customer Group, in 1991 and was appointed to his present position in 1994. He serves on the Management, Corporate Performance Review,
                      Retirement Plan and Stock Purchase-Savings Program Committees. He is a director of
                      Carolina Pad and Paper Company, and serves on the Boards of Trustees of Charlotte Latin
                      School, Queens College, Union Theological Seminary and Presbyterian Hospital.
(Photo)               W. H. GRIGG, CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER, DUKE POWER COMPANY
                      Mr. Grigg, 63, joined the Company in 1963, was named Vice President and General Counsel in 1971 and became a director in 1972. He was elected Senior Vice President, Legal and
                      Finance, in 1975; Executive Vice President, Finance and Administration, in 1982;
                      Executive Vice President, Customer Group, in 1988; and Vice Chairman of the Board in
                      1991. He was named Chairman of the Board, President and Chief Executive Officer in April
                      1994, and Chairman of the Board and Chief Executive Officer in July 1994. He serves on the Nominating, Finance, Retirement Plan and Stock Purchase-Savings Program Committees
                      and as Chairman of the Management Committee. He is a director of Hatteras Income
                      Securities, Inc., Nations Fund, Inc., the Research Triangle Foundation and the
                      Associated Electric and Gas Insurers, Ltd., and is a trustee of Johnson C. Smith
                      University.

                                       2

(Photo)               MAX LENNON, PRESIDENT, MARS HILL COLLEGE, MARS HILL, NORTH CAROLINA
                      Dr. Lennon, 55, was elected a director in 1988 and is Chairman of the Audit Committee.
                      He assumed his present position in early 1996, after serving as President of Eastern
                      Foods, Inc. from 1994 through 1995. He was previously involved in higher education from
                      1966 to 1994, his last tenure being at Clemson University where he served as President for eight years. He is a director of First Union Corporation and Delta Woodside
                      Industries, Inc.
                                        DIRECTORS CONTINUING IN OFFICE
(Photo)               CRANDALL C. BOWLES, EXECUTIVE VICE PRESIDENT, SPRINGS INDUSTRIES, INC., HOME
                        FURNISHINGS, FINISHED FABRICS AND INDUSTRIAL TEXTILES COMPANY
                      Mrs. Bowles, 48, was elected a director in 1988 and serves on the Compensation and
                      Finance Committees. Prior to attaining her current position in 1992, she served as
                      President of The Springs Company for ten years. She is a director of Springs Industries,
                      Inc. and Wachovia Corporation. She is a Class III director with a term expiring in 1997.
(Photo)               ROBERT J. BROWN, CHAIRMAN AND PRESIDENT, B&C ASSOCIATES, INC., MARKETING RESEARCH AND
                        PUBLIC RELATIONS FIRM
                      Mr. Brown, 61, was elected a director in 1994 and serves on the Audit Committee. He founded B&C Associates, Inc., High Point, North Carolina, in 1960 and served as its
                      President from 1960 until 1968 and its Chairman and President from 1973 to the present.
                      From 1968 until 1973, Mr. Brown was a Special Assistant to the President of the United
                      States, with oversight responsibility for community relations, civil rights, emergency preparedness and day care. He is a director of First Union Corporation, Pacific National
                      Financial Group, Sonoco Products Company and North Carolina Citizens for Business and
                      Industry. He is a Class III director with a term expiring in 1997.

                                       3

(Photo)               STEVE C. GRIFFITH, JR., VICE CHAIRMAN OF THE BOARD AND GENERAL COUNSEL, DUKE POWER
                        COMPANY
                      Mr. Griffith, 62, joined the Company in 1964 as Assistant General Counsel, was named
                      Secretary and Associate General Counsel in 1971 and was appointed General Counsel in
                      1975. He was named a Vice President in 1977 and a Senior Vice President in 1982, at
                      which time he was elected a director. He was named an Executive Vice President in 1991 and assumed his present position in July 1994. Mr. Griffith serves on the Management,
                      Retirement Plan and Stock Purchase-Savings Program Committees. He is a Fellow of the
                      American Bar Foundation and a member of the American Bar Association, the North Carolina
                      State Bar and the South Carolina Bar. He also serves on the Board of Governors of the
                      Research Triangle Institute and the boards of the Charlotte Center for Urban Ministry, the Arts & Science Council and the Mint Museum of Art. He is a Class I director with a term expiring in 1998.
(Photo)               PAUL H. HENSON, CHAIRMAN, KANSAS CITY SOUTHERN INDUSTRIES, INC., HOLDING COMPANY FOR
                        RAILROAD OPERATIONS AND FINANCIAL SERVICES
                      Mr. Henson, 70, was elected a director in 1976. He is Chairman of the Corporate
                      Performance Review Committee and also serves on the Nominating and Compensation
                      Committees. He became Chairman of the Board of Kansas City Southern Industries, Inc. in
                      1990 following his retirement as Chairman of Sprint Corporation. He is a director of
                      Armco Inc. and Kansas City Southern Industries, Inc. He is a Class I director with a term expiring in 1998.
(Photo)               GEORGE DEAN JOHNSON, JR., PRESIDENT AND CHIEF EXECUTIVE OFFICER, EXTENDED STAY AMERICA,
                        DEVELOPMENT, OWNERSHIP AND MANAGEMENT OF EXTENDED-STAY LODGING FACILITIES
                      Mr. Johnson, 53, was elected a director in 1986. He is Chairman of the Finance Committee and also serves on the Nominating Committee. Mr. Johnson began his legal career in 1967 when he joined Johnson, Smith, Hibbard and Wildman. He was General Partner of WJB Video,
                      a Blockbuster Video franchisee, from 1987 to 1993, and served as President of the
                      Domestic Consumer Division of Blockbuster Entertainment Corporation from 1993 until
                      1995. He assumed the position of President and Chief Executive Officer of Extended Stay
                      America in 1995. He is also Chairman of Johnson Development Associates, Inc. and a director of Viacom, Inc., Extended Stay America and Republic Industries, Inc. He also serves as Chairman of the Board of Trustees of Converse College. He is a Class III
                      director with a term expiring in 1997.

                                       4

(Photo)               W. W. JOHNSON, CHAIRMAN OF THE EXECUTIVE COMMITTEE, NATIONSBANK CORPORATION
                      Mr. Johnson, 65, was elected a director in 1984. He is Chairman of the Nominating
                      Committee and also serves on the Finance Committee. He is Chairman of the Executive
                      Committee of NationsBank Corporation. Mr. Johnson was, since 1980, Chairman of the Board and Chief Executive Officer of Bankers Trust of South Carolina, which merged with
                      NationsBank Corporation in January 1986. He is a director of NationsBank Corporation,
                      ALLTEL Corporation and The Liberty Corporation. He is a Class I director with a term expiring in 1998.
(Photo)               JAMES G. MARTIN, VICE PRESIDENT, DEVELOPMENT AND CHAIRMAN, RESEARCH DEVELOPMENT BOARD,
                        CHARLOTTE-MECKLENBURG HOSPITAL AUTHORITY
                      Mr. Martin, 60, was elected a director in 1994 and serves on the Corporate Performance
                      Review Committee. Since January 1993, he has been Chairman of the Research Development
                      Board of the Charlotte-Mecklenburg Hospital Authority, located at Carolinas Medical
                      Center, Charlotte, North Carolina. He was named Vice President, Development in 1995. He served as Governor of the State of North Carolina from 1985 to 1993 and was a member of the United States House of Representatives, representing the Ninth District of North
                      Carolina, from 1972 until 1984. Mr. Martin is currently a director of J. A. Jones, Inc.,
                      Carolina Freight Corporation and Meadowbrook Healthcare Services, Inc. He is Chairman of
                      the Global TransPark Foundation, Inc. and a member of the University of North Carolina
                      Board of Governors. He is a Class III director with a term expiring in 1997.
(Photo)               BUCK MICKEL, RETIRED VICE CHAIRMAN, FLUOR CORPORATION
                      Mr. Mickel, 70, was elected a director in 1976. He is Chairman of the Compensation
                      Committee and also serves on the Corporate Performance Review Committee. He had been associated with Daniel International since 1947 and served as its Chairman from 1974 to
                      1987. He served as President and later Vice Chairman of Fluor Corporation from 1977 until his retirement in 1987. He is a director of Emergent Group, Fluor Corporation,
                      Monsanto Company, The Liberty Corporation, NationsBank Corporation, Delta Woodside
                      Industries, Inc., RSI Holdings, Inc., Textile Hall Corporation and Insignia Financial
                      Group, Inc. He is a life trustee of Clemson University and Converse College. He is a
                      Class I director with a term expiring in 1998.

                                       5

(Photo)               R. B. PRIORY, PRESIDENT AND CHIEF OPERATING OFFICER, DUKE POWER COMPANY
                      Mr. Priory, 49, joined the Company in 1976 as a Design Engineer and was elected a director in 1990. He was named Vice President, Design Engineering, in 1984; Senior Vice
                      President, Generation and Information Services, in 1988; Executive Vice President, Power
                      Generation Group, in 1991 and was appointed to his present position in July 1994. He serves on the Management, Finance, Retirement Plan and Stock Purchase-Savings Program
                      Committees. He is President of Claiborne Energy Services, Inc., and is a director of J.
                      A. Jones Applied Research Corp. He serves on the boards of the Charlotte-Mecklenburg
                      Education Foundation, the North Carolina Chapter of The Nature Conservancy and the North
                      Carolina State University Engineering Foundation. He is also a member of the Board of
                      Visitors of the University of North Carolina at Charlotte and a member of the National
                      Academy of Engineering. He is a Class III director with a term expiring in 1997.
(Photo)               RUSSELL M. ROBINSON, II, ATTORNEY, ROBINSON, BRADSHAW & HINSON, P.A.
                      Mr. Robinson, 64, was elected a director in 1995 and serves on the Audit Committee. He has been engaged in the practice of law since 1956, and is the author of ROBINSON ON
                      NORTH CAROLINA CORPORATION LAW. He is a director of Cadmus Communications Corporation and Caraustar Industries, Inc. and also serves as a member of the American Law Institute and a Fellow of the American Bar Foundation. He is Chairman of the Board of Trustees of
                      the University of North Carolina at Charlotte, a member of the Board of Visitors of Duke
                      University Law School, a trustee of The Duke Endowment and a director of the
                      Presbyterian Hospital Foundation. He is a Class I director with a term expiring in 1998.

       COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
     As of March 4, 1996, The Duke Endowment, 100 North Tryon Street, Charlotte, North Carolina 28202, beneficially owned 12,674,464 shares, or approximately 6.2%, of the outstanding Common Stock of the Company. The Duke Endowment is a common law trust administered by fifteen trustees, who also constitute all of the trustees of the Doris Duke Trust, 1515 Mockingbird Lane, Charlotte, North Carolina 28209, another common law trust, which, as of March 4, 1996, beneficially owned 1,302,132 shares, comprising less than 1% of the outstanding Common Stock of the Company. Russell M. Robinson, II, a director of the Company, is a trustee of both The Duke Endowment and the Doris Duke Trust.
     Set forth below is the number of shares of Common Stock of the Company beneficially owned by the directors, the Chief Executive Officer, the other executive officers named in the Summary Compensation Table, and the directors and executive officers as a group, on February 1, 1996:

                 NAME                     SHARES
G. Alex Bernhardt                            2,239(1)
Crandall C. Bowles                           6,208(1)
Robert J. Brown                                449(1)
W. A. Coley                                 17,013(2)(3)
Steve C. Griffith, Jr.                      43,069(2)
W. H. Grigg                                 40,046(2)
Paul H. Henson                               2,954(1)
George Dean Johnson, Jr.                     4,409(1)
James V. Johnson                             5,794(1)
                 NAME                     SHARES
W. W. Johnson                               11,872(1)
Max Lennon                                   1,622(1)
James G. Martin                                351(1)
Buck Mickel                                 67,774(1)(4)
Richard J. Osborne                           6,643(2)
R. B. Priory                                10,532(2)
Russell M. Robinson, II                 13,977,265(1)(5)
Directors and executive officers as a
  group (17 persons)                    14,200,439(1)(2)(3)(4)(5)

No person listed in the table beneficially owned more than one percent of the Common Stock of the Company outstanding on February 1, 1996 with the exception of Mr. Robinson, who beneficially owned 6.8% of such stock on that date largely because of the attribution to him of the shares owned by The Duke Endowment and the Doris Duke Trust. The directors and executive officers as a group beneficially owned 6.9% of such stock on that date.
(1) Includes full shares held in trust under the arrangement for directors described under the caption "Executive Compensation -- Directors' Fees."
(2) Includes full shares credited to the participant's account under the Stock Purchase-Savings Program for Employees, as of December 31, 1995.
(3) Includes 1,100 shares owned by Mr. Coley's wife and 245 shares held as custodian for his son. Beneficial ownership of all such shares is disclaimed.
(4) Includes 60,000 shares owned by The Daniel Foundation of South Carolina, a charitable foundation located in Greenville, South Carolina, of which Mr. Mickel is a trustee. Beneficial ownership of such shares is expressly disclaimed.
(5) Includes 12,674,464 shares owned by The Duke Endowment and 1,302,132 shares owned by the Doris Duke Trust. Mr. Robinson, who is a trustee of each of such entities, expressly disclaims beneficial ownership of the shares owned by them.
                                       7

                             EXECUTIVE COMPENSATION
    Below is information regarding compensation to the Chief Executive Officer and the other four most highly compensated executive officers for services to the Company for the years ended December 31, 1995, 1994 and 1993.
                           SUMMARY COMPENSATION TABLE

                                                                                          LONG-TERM
                                                       ANNUAL COMPENSATION               COMPENSATION
                                                                        OTHER ANNUAL         LTIP            ALL OTHER
NAME AND PRINCIPAL POSITION       YEAR      SALARY($)   BONUS($) (1)   COMPENSATION($)    PAYOUTS($)    COMPENSATION($) (2)
W. H. Grigg                       1995        636,667      312,704          48,098          204,392           163,720
  Chairman and                    1994        558,500      103,496          74,292          180,019           138,030
  Chief Executive Officer         1993        411,500      111,347           6,987                             87,267
S. C. Griffith, Jr.               1995        369,565      122,834          19,064          145,800            83,549
  Vice Chairman                   1994        342,850       63,078          16,323          135,081            73,618
  and General Counsel             1993        322,015       88,880           7,034                             60,737
R. B. Priory                      1995        423,445      149,407           9,716          130,275            20,945
  President and Chief             1994        348,425       63,078           8,110          118,125            14,299
  Operating Officer               1993        287,250       78,885           1,172                             11,224
W. A. Coley                       1995        380,110      208,360           9,997          130,275            44,809
  President, Associated           1994        339,975       63,078          13,069          118,125            42,478
  Enterprises Group               1993        287,250       79,057           4,710                             33,018
R. J. Osborne                     1995        250,800       57,504           1,873           70,763            13,591
  Senior Vice President and       1994        225,735       28,606           1,572           65,453             7,367
  Chief Financial Officer         1993        187,520       43,994              95                              9,603

(1) Bonus amounts listed for 1993 consist of the sum of payments made to each of the listed officers under the Executive Long-Term Incentive Plan and the Employee Incentive Plan. Bonus amounts listed for 1995 and 1994 consist of compensation under the Executive Short-Term Incentive Plan.
(2) "All Other Compensation" includes the following for 1995:
      (i) Amounts contributed to the Stock Purchase-Savings Program for Employees as follows: W. H. Grigg, $7,118; S. C. Griffith, Jr., $6,904; R. B. Priory, $4,780; W. A. Coley, $6,139; and R. J. Osborne,
          $4,774.
      (ii) Amounts earned by foregoing vacation pursuant to the Vacation Banking Plan as follows: W. H. Grigg, $36,923; S. C. Griffith, Jr., $20,305;
           R. B. Priory, $0; W. A. Coley, $20,305; and R. J. Osborne, $4,615.
      (iii) Amounts accrued under a make-whole arrangement under the Supplementary Defined Contribution Plan designed to maintain the overall integrity of the employee benefit plans as follows: W. H. Grigg, $25,309; S. C. Griffith, Jr., $11,581; R. B. Priory, $10,057;
            W. A. Coley, $11,879; and R. J. Osborne, $3,456.
      (iv) Above-market interest earned on account balances in the Compensation Deferral Plan as follows; W. H. Grigg, $49,686; S. C. Griffith, Jr., $31,405; R. B. Priory, $1,358; W.A. Coley, $1,181; and R. J. Osborne,
           $746.
                                       8

      (v) Economic value of life insurance coverage provided under the Life Insurance Plan as follows: W. H. Grigg, $27,161; S. C. Griffith, Jr., $7,859; R. B. Priory, $1,135; W. A. Coley, $2,427; and R. J. Osborne,
          $0.
      (vi) The cost to the Company of supplemental life insurance coverage under the Supplemental Insurance Plan as follows: W. H. Grigg, $15,690; S.
           C. Griffith, Jr., $4,773; R. B. Priory, $3,465; W. A. Coley, $2,701;
           and R. J. Osborne, $0.
     (vii) The economic benefit of split-dollar life insurance coverage pursuant to the Estate Conservation Plan as follows: W. H. Grigg, $1,833; S.
           C. Griffith, Jr., $722; R. B. Priory, $150; W. A. Coley, $177; and R.
           J. Osborne, $0.
             LONG-TERM INCENTIVE PLAN -- AWARDS IN LAST FISCAL YEAR
     The following table sets forth estimated future payouts to the executives named in the Summary Compensation Table under the Executive Long-Term Incentive Plan for the performance period beginning in 1995. Awards are based upon the Company's total shareholder return during the performance period as compared with that of the companies comprising the S&P Electric Utility Index. The table assumes that total shareholder return will be attained at the threshold (or minimum) performance level. The actual award, however, will be $0 if total shareholder return is less than the 33rd percentile as compared to the companies comprising the S&P Electric Utility Index. Payout of the threshold, target and maximum amounts will be made for performance at or above the 33rd, 55th and 75th percentiles, respectively.

                                                                                       ESTIMATED FUTURE PAYOUTS
                                            PERFORMANCE OR OTHER PERIOD UNTIL      UNDER NON-STOCK PRICE-BASED PLAN
NAME                                              MATURATION OR PAYOUT           THRESHOLD($)    TARGET($)  MAXIMUM($)
W. H. Grigg                                          1/1/95-12/31/97                176,000      352,000      528,000
S. C. Griffith, Jr.                                  1/1/95-12/31/97                 70,392      140,784      211,176
R. B. Priory                                         1/1/95-12/31/97                 85,620      171,240      256,860
W. A. Coley                                          1/1/95-12/31/97                 70,392      140,784      211,176
R. J. Osborne                                        1/1/95-12/31/97                 42,000       84,000      126,000

                          RETIREMENT PLAN INFORMATION
     The Company has an Employees' Retirement Plan (the Retirement Plan) and a Supplemental Retirement Plan (the Supplemental Plan) (collectively, the Retirement Plans) for employees of the Company and certain of its subsidiaries. The Supplemental Plan will provide certain officers with retirement benefits which they otherwise would have received under the Retirement Plan formula but which may not be paid to them under the Retirement Plan due to limitations on benefits imposed by the Internal Revenue Code or occasioned through operation of the Retirement Plan and the Compensation Deferral Plan.
     In general, employees who have attained age 21 are eligible to participate in the Retirement Plans. In the event of retirement at or after age 65, an eligible employee with 30 years of creditable service will, in general, be entitled to payments from the Retirement Plans which, when added to such employee's primary Social Security benefits, will provide such employee for life with total annual retirement benefits ranging from 61% to 88% of highest average annual compensation during any 60 consecutive month period of creditable service. Benefits are also provided under the Retirement Plans in the event of early retirement at or after age 55 with 10 years of creditable service or with 30 years of creditable service regardless of age and in the event of retirement for
                                       9
disability. Surviving spouse benefits are available on an elective basis with the participant bearing a portion of the incremental cost.
     Employees who do not retire under the Retirement Plan but whose employment terminates after they have completed at least five vesting credit years have vested rights in benefits accrued prior to their termination date.
     The Retirement Plan is wholly paid for by the Company and participating subsidiaries, which have established a trust with a bank as trustee to which contributions are made from time to time by the Company and participating subsidiaries and from which the benefits under the Retirement Plan are paid. The Supplemental Plan is administered by the Company and the benefits thereunder are payable from the Company's general funds.
     The following table shows the estimated annual pension benefits payable upon retirement (at age 65) under the Retirement Plans to persons in specified remuneration and years-of-service classifications, allowing for reasonable increases in existing compensation levels. The benefits listed in the table are not subject to any deduction for Social Security benefits or other offset amounts.
                               PENSION PLAN TABLE

                                                                                  YEARS OF SERVICE
REMUNERATION                                                           15          20          25          30
 $100,000........................................................   $ 26,000    $ 35,000    $ 44,000    $ 52,000
  150,000........................................................     40,000      54,000      67,000      81,000
  200,000........................................................     55,000      73,000      91,000     109,000
  250,000........................................................     69,000      92,000     115,000     138,000
  300,000........................................................     83,000     111,000     139,000     166,000
  350,000........................................................     97,000     130,000     162,000     195,000
  400,000........................................................    112,000     149,000     186,000     223,000
  450,000........................................................    126,000     168,000     210,000     252,000
  500,000........................................................    140,000     187,000     234,000     280,000
  550,000........................................................    154,000     206,000     257,000     309,000
  600,000........................................................    169,000     225,000     281,000     337,000
  650,000........................................................    183,000     244,000     305,000     366,000
  700,000........................................................    197,000     263,000     329,000     394,000
  750,000........................................................    211,000     282,000     352,000     423,000
  800,000........................................................    226,000     301,000     376,000     451,000

(1) Compensation covered by the Retirement Plans in 1995, 1994 and 1993 for each executive officer listed in the Summary Compensation Table is equal to the amount shown as salary under such table.
(2) The number of years of service credited under the Retirement Plan at December 31, 1995 was 30 for W. H. Grigg, 30 for S. C. Griffith, Jr., 19 for
    R. B. Priory, 30 for W. A. Coley and 20 for R. J. Osborne. The maximum number of years of service for benefits is 30.
(3) Amounts shown above represent estimated 50% joint and survivor annuity benefits calculated by the Social Security integration formula.
                                       10

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and the Performance Graph on page 14 shall not be incorporated by reference into any such filings.
            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
     The Company, under the supervision of the Compensation Committee of the Board of Directors, has developed and implemented compensation programs which seek to provide a direct relationship between compensation provided to executive officers and corporate performance.
COMPENSATION PHILOSOPHY
     The Company has a pay policy of setting total cash compensation for its entire workforce between the 50th and 75th percentiles of the marketplace. Consistent with this policy, it is the philosophy of the Board of Directors to set total compensation opportunities for its executive officers between the 50th and 75th percentile. The "marketplace" for executive officers has been defined as the group of electric utilities comprising the Standard & Poor's ("S&P") Electric Utility Index.
     Total cash compensation for executive officers consists of base salary, which is subject to annual merit increases, and incentives, which are awarded through the Executive Short-Term Incentive Plan and the Executive Long-Term Incentive Plan. The use of incentives is intended to result in a direct relationship between total compensation and corporate performance. Opportunity to receive compensation beyond the 50th percentile of the marketplace is provided through incentives, based on corporate performance. Similarly, compensation can fall below the 50th percentile if corporate performance measures are not achieved and incentives are not paid. The Company's goal is to create a competitive compensation program that will attract and retain quality leadership and link compensation directly to corporate performance.
     In January 1996, the Board of Directors adopted a new compensation plan, the Stock Incentive Plan, which the Company is submitting for shareholder approval. See page 16. No awards have been made under that Plan.
COMPENSATION PROCESS
     In the early part of each year the Compensation Committee reviews the compensation of the Company's executive officers (other than the Chief Executive Officer) with the Chief Executive Officer and sets the compensation of the executive officers for such year with modifications as it deems appropriate. The review is based on performance evaluations of the individual executive officers and on a comparison of their compensation with compensation and financial performance data from the S&P Electric Utility Index companies, using information provided in surveys such as the Edison Electric Institute Executive Compensation Survey.
     The Compensation Committee also reviews the compensation of the Chief Executive Officer with assistance from the Company's human resources staff. It recommends adjustments as appropriate, based on competitive compensation data from the S&P Electric Utility Index companies, the Committee's assessment of the Chief Executive Officer's performance and its expectation as to his future contributions in leading the Company. The Committee's recommendation on compensation for the Chief Executive Officer is considered and acted upon by the Board of Directors, with inside directors neither present nor participating.
                                       11

     The Board of Directors has recommended approval by the shareholders of the Stock Incentive Plan, as described beginning on page 16 of this Proxy Statement. Subject to shareholder approval of the Plan, the Compensation Committee may choose to make awards under the Plan which would qualify for deductibility under
Section 162(m) of the Internal Revenue Code. The Company has no current plans to qualify other compensation paid to its executive officers for deductibility under such section.
1995 COMPENSATION SUMMARY
  INCREASES IN BASE SALARY
     Increases in base salary were granted in February 1995 to the executive officers named in the Summary Compensation Table and were based on individual performance for the 1994 performance period, as measured under the Company's job performance evaluation program. Increases varied based upon individual performance and the individual's compensation relative to the competitive marketplace. Beginning in 1995, merit increases were no longer subject to adjustment based upon attainment of corporate performance measures, although corporate and unit performance continue to be factors in evaluating individual performance. This change resulted from the introduction of the Executive Short-Term Incentive Plan, which now provides the direct link between level of compensation and the attainment of corporate and unit performance measures.
     Messrs. Griffith, Priory, Coley and Osborne received increases in base salary ranging from 7.79% to 21.53%. Each of these increases reflects comparison of full-year 1995 salary compensation with full-year 1994 amounts. Thus, the percentage increases in base salary reflect the impact of increases in base salary levels during the course of 1994 due to officer promotions, as well as the impact of 1995 merit increases.
     Chief Executive Officer Grigg received a salary of $636,667 in 1995, representing a 14.00% increase over his 1994 base salary. In recommending such increase to the Board, the Compensation Committee considered Mr. Grigg's individual performance and competitive compensation levels in the marketplace. The percentage increase in Mr. Grigg's salary also reflects both his promotion in April 1994 as well as his 1995 merit increase.
  SHORT-TERM INCENTIVE COMPENSATION
     Short-term incentive awards were made through the Executive Short-Term Incentive Plan and were based on a pre-established awards formula and the achievement of certain corporate and business unit measures. Those measures vary according to the position held by the executive officer and provide additional alignment with business unit performance. Minimum, target and maximum performance levels are established for determining awards. 1995 awards were calculated with respect to base salaries as established in February 1995.
     Messrs. Grigg, Griffith and Priory were members of the Company's Management Committee in 1995 for purposes of determining awards under the Plan, with their awards being based on the achievement of certain corporate measures and a return on equity threshold of 12.65%. The corporate measures, target performance levels and respective weights of the corporate measures were:
          (i) return on equity of 13.15% (60%);
          (ii) total cost per kilowatt hour delivered of 5.54 cents (20%); and
          (iii) corporate safety level of 255 recordable incidents reported for the year (20%).
     The Company, including the Associated Enterprises Group, achieved a return on equity of 15.07% in 1995, thereby exceeding the maximum level of 13.75% specified in the Plan with respect to awards for Messrs. Grigg, Griffith and Priory. The Company's total cost per kilowatt hour delivered was 5.51 cents, bettering the target
                                       12
performance level of 5.54 cents. The Company also exceeded the corporate safety target performance level in that only 246 recordable incidents were reported in 1995. Accordingly, Messrs. Griffith and Priory received awards of 34.90% of their base salaries. Chief Executive Officer Grigg received an award of $312,704, constituting 48.86% of his base salary.
     Mr. Coley, who is President of the Associated Enterprises Group and also a member of the Company's Management Committee, received an award that was based on the level of achievement of After-tax Net Profit for four key business units of the Associated Enterprises Group, with each being weighted at 25%. The After-tax Net Profit for two of the four business units, Crescent Resources, Inc. and Duke/Fluor Daniel, exceeded the maximum performance level; the After-tax Net Profit for the third business unit, the Duke Energy Group, did not attain the minimum performance level; and the After-tax Net Profit for the fourth business unit, Duke Engineering and Services, Inc., exceeded the target performance level, resulting in Mr. Coley receiving an award of 26.57% of his base salary. Mr. Coley was also eligible for an additional award based on the 1995 Total After-tax Net Profits of the Associated Enterprises Group as a whole. Accordingly, since the Associated Enterprises Group exceeded the maximum performance level in respect of Total After-tax Net Profits, Mr. Coley received an additional award of 32.63% of his base salary.
     Mr. Osborne was a member of the Company's Senior Vice President group for purposes of determining awards under the Plan. Accordingly, his award was based on the three corporate measures listed in (i), (ii) and (iii) above, which together were weighted 50% for purposes of his award, together with business unit measures weighted another 50%. Mr. Osborne received an award of 23.96% of his base salary.
  LONG-TERM INCENTIVE COMPENSATION
     Long-term incentive awards were made through the Executive Long-Term Incentive Plan using a pre-established awards formula based on total shareholder return over a three-year period as compared to the performance of a peer group comprised of companies in the S&P Electric Utility Index. "Total shareholder return" is calculated by dividing the sum of the change in the market price of the Company's Common Stock over the three-year performance period plus dividends paid over that period, by the price of the Company's Common Stock at the beginning of the performance period. For any award to have been made, this figure had to exceed the 33rd percentile of the peer group, which was the minimum performance level established by the Compensation Committee. The target performance level was the 55th percentile of the peer group and the maximum performance level was the 75th percentile. The Company exceeded the maximum performance level by achieving total shareholder return at the 96th percentile of the peer group for the 1993 through 1995 performance period. As a result, Messrs. Griffith, Priory, Coley and Osborne received awards under the Plan ranging from 37.50% to 45.00% of their respective base salaries as established in February 1993. Chief Executive Officer Grigg received an award of 49.37% of his base salary, also as established in February 1993.
     This report has been provided by the Compensation Committee.
                                          BUCK MICKEL, Chairman
                                          CRANDALL C. BOWLES
                                          PAUL H. HENSON
                                       13

                               PERFORMANCE GRAPH
     Note: The stock price performance shown on the graph below is not necessarily indicative of future price performance.
               CUMULATIVE TOTAL RETURN AMONG DUKE POWER COMPANY,
                  S&P 500 INDEX AND S&P ELECTRIC UTILITY INDEX

(The performance graph appears here. The plot points are listed in the table below.)

                             1990     1991      1992    1993   1994    1995
Duke Power Co.               $100     $121      $131    $161   $152    $199
S & P 500 Index              $100     $130      $140    $155   $157    $215
S & P Electric Utility
   Index                     $100     $130      $138    $155   $135    $177

Assumes $100 invested on Dec. 31, 1990 in Duke Power Common Stock, S&P 500 Index and S&P Electric Utility Index. Assumes reinvestment of dividends.

DIRECTORS' FEES
     Directors who are not employees of the Company received during 1995 fixed annual compensation of $24,000 and a fee of $1,000 for attendance at each meeting of the Board of Directors, each committee meeting and other functions of the Company requiring their presence, together with expenses of attendance. In addition, each of the Chairmen of the Audit, Compensation, Nominating, Corporate Performance Review and Finance Committees received annual compensation of $3,500. A portion of the attendance fees for each nonemployee director is placed in trust for the director's benefit and invested in Common Stock of the Company at market price. An additional portion of annual compensation or attendance fees, at the option of such director, may be
                                       14
placed in trust. Upon termination of service, the director will then receive shares held for his or her benefit by the trustee of the trust, including shares purchased with reinvested dividends. Nonemployee directors also participate in retirement and compensation deferral plans which are intended to provide benefits substantially similar to those afforded by the Company to directors who are employees.
     In September 1995, the Board approved an increase of the annual retainer to $30,000 per year, effective January 1, 1996.
                  INFORMATION REGARDING THE BOARD OF DIRECTORS
     The Board of Directors of the Company had a total of seven meetings during 1995. No director attended fewer than 75% of the total of such Board meetings and the meetings of the committees upon which he or she served during the period for which he or she was a director, with the exception of Paul H. Henson, who attended 64% of such meetings.
     Among its standing committees the Company has an Audit Committee, a Compensation Committee, a Nominating Committee, a Corporate Performance Review Committee and a Finance Committee.
     The Audit Committee consists of Robert J. Brown, James V. Johnson, Max Lennon and Russell M. Robinson, II. This Committee recommends to the Board of Directors the engagement of the independent auditors for the Company, determines the scope of the auditing of the books and accounts of the Company, reviews the reports submitted by the auditors, examines procedures employed in connection with the Company's internal audit program and makes recommendations to the Board of Directors as may be appropriate. There were six meetings of this Committee during 1995.
     The Compensation Committee consists of Crandall C. Bowles, Paul H. Henson and Buck Mickel. This Committee sets the salaries and other compensation of all employees of the Company except the Chairman of the Board, Vice Chairman of the Board, President and any other officers the Board of Directors may designate whose salaries are at a monthly rate at or above a level as determined from time to time by the Board of Directors. This Committee makes recommendations to the Board of Directors regarding the salary of the Chairman of the Board, Vice Chairman of the Board and any President for consideration and action by the Board, without the presence or participation of those directors who are also employees of the Company. The Committee also makes recommendations to the Board regarding the compensation of directors. There were eight meetings of this Committee during 1995.
     The Nominating Committee recommends to the Board of Directors the size and composition of the Board of Directors and persons to be considered as successors to the Chief Executive Officer. The Nominating Committee will consider nominees for the Board of Directors recommended by shareholders. Recommendations by shareholders should be forwarded to the Secretary of the Company and should identify the nominee by name and provide pertinent information concerning his or her background and experience. A shareholder recommendation must be received at least ninety days prior to the date of the annual meeting of shareholders. The Nominating Committee, consisting of W. H. Grigg, Paul H. Henson, George Dean Johnson, Jr. and W. W. Johnson, met once in 1995.
     The Corporate Performance Review Committee consists of G. Alex Bernhardt, William A. Coley, Paul H. Henson, James G. Martin and Buck Mickel. The Corporate Performance Review Committee monitors and makes recommendations for improving the overall performance of the Company, and, at the policy level, determines the adequacy of and support for the Company's emphasis on continuous improvement. The Committee met six times during 1995.
                                       15

     The Finance Committee consists of Crandall C. Bowles, W. H. Grigg, George Dean Johnson, Jr., W. W. Johnson and Richard B. Priory. This Committee directs the financial and fiscal affairs of the Company and makes recommendations to the Board of Directors regarding dividend, financing and fiscal policies of the Company. There were six meetings of this Committee during 1995.
     During 1995, the Company retained the law firm of Robinson, Bradshaw & Hinson, P.A., of which Russell M. Robinson, II is a shareholder, in connection with a number of small matters. Legal fees paid by the Company to the law firm in 1995 represented less than five percent of such firm's gross revenues for the year. In October 1995, CLT Development Corp., a subsidiary of the Company, entered into a joint venture arrangement with Charter Properties, Inc. for the development of an apartment complex near Charlotte. CLT Development Corp. is a 60 percent member in the venture, whose total development costs are expected to be up to $4,250,000. Crandall C. Bowles, a director of the Company, is a director of Charter Properties, Inc. and its parent, The Springs Company, a family-owned corporation.
                    RATIFICATION OF APPOINTMENT OF AUDITORS
     The Board of Directors, upon recommendation of the Audit Committee, has reappointed, subject to shareholder ratification, the firm of Deloitte & Touche, certified public accountants, as independent auditors to make an examination of the accounts of the Company for the year 1996. If the shareholders do not ratify this appointment, other certified public accountants will be considered by the Board of Directors upon recommendation of the Audit Committee.
     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.
     A representative of Deloitte & Touche will, as in prior years, attend the annual meeting and will have the opportunity to make a statement and be available to respond to appropriate questions.
                        APPROVAL OF STOCK INCENTIVE PLAN
     The following is a description of the Duke Power Company Stock Incentive Plan (the "Plan"), adopted by the Board of Directors of the Company on January 30, 1996. If approved by the shareholders as proposed herein, the Plan will allow the Compensation Committee of the Board or another committee appointed by the Board (the "Committee") to make various types of awards to officers and key employees of the Company and its subsidiaries.
     As of the date of this proxy statement, no awards have been made under the Plan, nor has any determination been made as to any recipient of any award or the size or type of any award. Currently, approximately 150 persons are eligible to participate in the Plan. The number of persons eligible to participate in the Plan and the number of grantees may vary from year to year.
     The Plan is reproduced in its entirety in Appendix A to this Proxy Statement, and all capitalized terms used but not defined in the following description are used as defined in the Plan. The following description is qualified in all respects by reference to the full Plan document.
     Approval of this proposal requires the affirmative vote of a majority of the Company's shares of Common Stock present, or represented, and entitled to vote at the annual meeting. Shares voted for the proposal and shares represented by returned proxies that do not contain instructions to vote against the proposal or to abstain from voting will be counted as shares cast for the proposal. Shares will be counted as cast against the proposal if the
                                       16
shares are voted either against the proposal or to abstain from voting. Broker nonvotes will not change the number of votes cast for or against the proposal and will not be treated as shares present or represented at the meeting. ELIGIBILITY, DURATION AND OBJECTIVES
     The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Units, Performance Shares and Performance Units. Officers and key employees of the Company and its subsidiaries ("Key Employees") are eligible to participate in the Plan.
     Subject to approval by the Company's shareholders, the Plan will become effective as of April 25, 1996 (the "Effective Date") and will remain in effect until all shares of Common Stock of the Company ("Shares") subject to it have been purchased or acquired in accordance with the Plan. However, in no event may an Award be granted under the Plan on or after April 25, 2006.
     The objectives of the Plan are to optimize the profitability and growth of the Company through incentives which are consistent with the Company's objectives and which link the interests of Participants to those of the Company's shareholders; to provide Participants with an incentive for excellence in individual performance; and to promote teamwork among Participants. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants who make significant contributions to the Company's success and to allow Participants to share in the success of the Company.
     The Plan is designed to allow the Committee the opportunity to grant certain types of Awards that are exempt from the limitations of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Under Section 162(m), the Company is not entitled to a federal income tax deduction for compensation in excess of $1 million paid in any year to its chief executive officer and its four other most highly compensated executive officers, subject to certain exceptions. Compensation that qualifies as "performance-based" under
Section 162(m) is exempt from this limitation. The applicable conditions of this exemption include, among others, a requirement that the shareholders of the Company approve the material terms of the Plan. Options and SARs granted under the Plan are designed to satisfy the requirements for the performance-based exemption. Performance Shares and Performance Units, as well as Restricted Stock and Restricted Units, that are based on the performance measures described below may be granted by the Committee in a manner that meets the requirements for the performance-based exemption, as the Committee deems advisable in its discretion. The Compensation Committee may, however, grant Awards or take other actions under the Plan that would not qualify for the performance-based exemption under
Section 162(m).
ADMINISTRATION
     The Plan will be administered by the Committee, which (unless otherwise determined by the Board) is intended to satisfy the "disinterested administration" regulations of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the "outside director" provisions of
Section 162 (m) of the Code. The members of the Committee will be appointed from time to time by, and will serve at the discretion of, the Board of Directors.
     Except as limited by law and subject to the provisions of the Plan, the Committee will select Key Employees to participate in the Plan; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish, amend, or waive rules and regulations for the Plan's administration; and amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion
                                       17
of the Committee as provided in the Plan. Further, the Committee will make such other determinations as may be necessary or advisable in the administration of the Plan.
SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS
     Subject to adjustment as described below, up to 2,000,000 Shares may be issued or transferred to Participants under the Plan. The maximum aggregate number of Shares and Share equivalent units that may be granted during any fiscal year of the Company to any one Participant under Options, Freestanding SARs, Restricted Stock, Restricted Units or Performance Shares will be 100,000 Shares. This limit will apply regardless of whether such compensation is paid in Shares or in cash. The maximum aggregate amount of compensation payable in respect of Awards of Performance Units made during any fiscal year of the Company to any one Participant will be $1,500,000, which limit shall apply regardless of whether the compensation is paid in cash or in Shares (valued at Fair Market Value at the applicable valuation date for payment of the award).
     If any Award is canceled, terminates, expires, or lapses for any reason, any Shares subject to such Award will again be available for grant under the Plan, except that such Shares will still be counted for purposes of the individual yearly Share award limit described above.
     In the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as a merger, consolidation, separation, or other distribution of stock or property of the Company including a spin-off, or any reorganization, or any partial or complete liquidation of the Company, an adjustment may be made in the number and class of Shares which may be delivered under the Plan, in the number and class of and/or price of Shares subject to outstanding Awards, and in the individual yearly Award limits set forth above, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights.
     The approval of the North Carolina Utilities Commission and The Public Service Commission of South Carolina is required for issuance of the Shares under the Plan.
STOCK OPTIONS
     The Committee may grant Incentive Stock Options and/or Nonqualified Stock Options under the Plan. Each Option grant will be evidenced by an Award Agreement specifying the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee determines. The Option Price will be at least equal to 100% of the Fair Market Value of a Share on the date the Option is granted. Each Option will expire as the Committee determines at the time of grant; provided, however, that no Option will be exercisable later than the tenth anniversary date of its grant. The Committee may grant dividend equivalents with respect to Options granted, which may be paid in cash or in Shares at the discretion of the Committee.
     The Option Price will be payable to the Company in full at the time of exercise, either: (a) in cash or its equivalent, or (b) if permitted in the governing Award Agreement, by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price, or (c) if permitted in the governing Award Agreement, by a combination of (a) and (b). The Committee may also allow "cashless exercise" as permitted by law and may authorize Company loans to Participants in connection with Option exercises. Each Award Agreement will set forth the extent to which the Participant will have the right to exercise the Option following termination of the Participant's employment.
                                       18

STOCK APPRECIATION RIGHTS
     The Committee may grant Freestanding SARs, Tandem SARs, and/or any combination of these forms of SAR under the Plan. The grant price of a Freestanding SAR will equal the Fair Market Value of a Share on the date of grant of the SAR. A Freestanding SAR may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes. The grant price of a Tandem SAR will equal the Option Price of the related Option. A Tandem SAR may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable. Each SAR grant will be evidenced by an Award Agreement that will specify the grant price, the term of the SAR, and such other provisions as the Committee determines. The term of an SAR granted under the Plan will be determined by the Committee, in its sole discretion; provided, however, that such term will not exceed ten years.
     Upon exercise of an SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying the difference between the Fair Market Value of a Share on the date of exercise of the SAR over the grant price specified in the Award Agreement by the number of Shares with respect to which the SAR is exercised. At the discretion of the Committee, the payment may be in cash, in Shares of equivalent value, or in some combination thereof. Each Award Agreement will set forth the extent to which the Participant will have the right to exercise the SAR following termination of the Participant's employment.
RESTRICTED STOCK AND RESTRICTED UNITS
     The Committee may grant Restricted Stock and/or Restricted Units under the Plan. Each Restricted Stock or Restricted Unit grant will be evidenced by an Award Agreement that will specify the Period(s) of Restriction, the number of Shares (in the case of Restricted Stock) or Share equivalent units (in the case of Restricted Units) granted, and such other provisions as the Committee will determine. Except as provided in the Plan, Shares of Restricted Stock or Restricted Units may not be sold, transferred, pledged, assigned, or otherwise alienated until the end of the applicable Period of Restriction or upon earlier satisfaction of other conditions governing the Award. The Committee will impose such other conditions or restrictions on any Restricted Stock or Restricted Units granted pursuant to the Plan as it may deem advisable.
     The Company will retain the certificates representing Shares of Restricted Stock in the Company's possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied. Restricted Units will not be evidenced by stock certificates. During the Period of Restriction, Participants holding Restricted Stock may exercise full voting rights with respect to those Shares and Participants holding Restricted Stock or Restricted Units will be credited with regular cash dividends or dividend equivalents, as the case may be, paid with respect to the underlying Shares or Share equivalent units while they are so held. Dividends and other distributions may be paid upon such terms as the Committee establishes. Each Award Agreement will set forth the extent to which the Participant has the right to retain unvested Restricted Stock or Restricted Units following termination of the Participant's employment with the Company. Such provisions will be determined in the sole discretion of the Committee, and may reflect distinctions based on the reasons for termination of employment; provided, however, that except in cases of terminations resulting from a Change in Control and terminations by reason of death or Disability, the vesting of Restricted Stock or Restricted Units which are designed to qualify for the performance-based exemption under Section 162(m) of the Code will not be accelerated.
PERFORMANCE UNITS AND PERFORMANCE SHARES
     The Committee may grant Performance Units and/or Performance Shares under the Plan. Each Performance Unit will have an initial value that is established by the Committee at the time of grant. Each Performance Share
                                       19
will have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee will set performance periods and performance objectives in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units or Performance Shares that will be paid out to the Participant. The Committee may pay earned Performance Units or Performance Shares in cash, in Shares or in a combination thereof. Shares may be paid subject to any restrictions deemed appropriate by the Committee.
     Unless otherwise set forth in the Award Agreement, in the event the employment of a Participant is terminated by reason of death, Disability, or Retirement during a Performance Period, the Participant will receive a payout of the Performance Units or Performance Shares which is prorated as specified in the Award Agreement. In the event that a Participant's employment terminates during the applicable Performance Period for any reason other than death, Disability or Retirement, all Performance Units or Performance Shares will be forfeited, unless otherwise specified in the Award Agreement.
     The performance measure(s) to be used to determine the level of payout or vesting with respect to Awards designed to qualify for the performance-based exception under Section 162(m) of the Code will be chosen from among the following: total shareholder return (absolute or peer-group comparative); stock price increase (absolute or peer-group comparative); dividend payout as a percentage of net income; return on equity; return on capital; cash flow, including operating cash flow, free cash flow, discounted cash flow return on investment, and cash flow in excess of cost of capital; economic value added (income in excess of capital costs); cost per kilowatt hour (absolute or peer-group comparative); market share; and customer satisfaction as measured by surveys.
     The Committee may adjust determinations of the degree of attainment of the pre-established performance objectives; provided, however, that Awards which are designed to qualify for the performance-based exception may not be adjusted to increase the compensation payable to a Participant.
AMENDMENT, MODIFICATION, AND TERMINATION
     The Board may amend, modify or terminate the Plan as it deems advisable; provided, however, that no amendment which requires shareholder approval in order for the Plan to continue to comply with Rule 16b-3 under the Exchange Act will be effective unless the amendment is approved by the Company's shareholders. No termination, amendment, or modification of the Plan may adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.
     The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events affecting the Company or of changes in applicable laws, regulations, or accounting principles, if the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, subject to the requirements of Code Section 162(m) in the case of Awards designed to qualify for the performance-based exception.
OTHER
     Upon the occurrence of a Change in Control (as defined in Section 2.5 of the Plan), unless otherwise specifically prohibited under applicable laws or by the rules and regulations of any governing governmental agencies or national securities exchanges:
          (a) Any and all outstanding Options and SARs granted under the Plan will become immediately exercisable and remain exercisable throughout their entire term;
                                       20

          (b) Any Periods of Restriction and other restrictions imposed on Restricted Stock or Restricted Units will lapse; except that vesting associated with Restricted Stock or Restricted Units which is conditioned upon the achievement of performance conditions will be determined in the manner applicable to Performance Units and Performance Shares, as set forth in (c) hereof.
          (c) Except as otherwise provided in the Award Agreement, with certain exceptions, the vesting of all Performance Units and Performance Shares will be accelerated as of the effective date of the Change in Control, and there will be paid out in cash to Participants a pro rata amount based upon an assumed achievement of all relevant performance objectives at target levels and upon the length of time within the Performance Period which has elapsed prior to the effective date of the Change in Control. In the event, however, the Committee determines that actual performance to the effective date of the Change in Control exceeds target levels, the prorated payouts will be made at levels commensurate with such actual performance based upon the length of time within the Performance Period which has elapsed prior to the effective date of the Change in Control.
     Notwithstanding any other provision of the Plan or of any Award Agreement, the Change-in-Control provisions of the Plan may not be terminated, amended, or modified on or after the effective date of a Change in Control to affect adversely any Award previously granted under the Plan without the prior written consent of the Participant with respect to the Participant's outstanding Awards.
     Committee and Board members will be indemnified and held harmless by the Company against and from any loss or expense imposed upon or reasonably incurred by them in connection with the Plan.
FEDERAL INCOME TAX CONSEQUENCES
     The following is a general description of federal income tax consequences to Participants and the Company relating to Options and other Awards that may be granted under the Plan. This discussion does not purport to cover all tax consequences relating to Options and other Awards.
     A Participant will not recognize income upon the grant of a Nonqualified Stock Option to purchase Shares. Upon exercise of the Option, the Participant will recognize ordinary compensation income equal to the excess of the Fair Market Value of the Shares on the date the Option is exercised over the exercise price for such Shares. The tax basis of the Shares in the hands of the Participant will equal the exercise price paid for the Shares plus the amount of ordinary compensation income the Participant recognizes upon exercise of the Option, and the holding period for the Shares will commence on the day the Option is exercised. A Participant who sells any of such Shares will recognize capital gain or loss measured by the difference between the tax basis of the Shares and the amount realized on the sale. Such gain or loss will be long term if the Shares are held for more than one year after exercise. The Company will be entitled to a deduction equal to the amount of ordinary compensation income recognized by the Participant. The deduction will be allowed at the same time the Participant recognizes the income.
     A Participant will not recognize income upon the grant of an Incentive Stock Option to purchase Shares and will not recognize income upon exercise of the Option, provided such Participant was an employee of the Company or a Subsidiary at all times from the date of grant until three months prior to exercise. Generally, the amount by which the Fair Market Value of the Shares on the date of exercise exceeds the exercise price will be includable for purposes of determining any alternative minimum taxable income of a Participant in the year the Shares are sold. Where a Participant who has exercised an Incentive Stock Option sells the Shares acquired upon exercise more than two years after the grant date and more than one year after exercise, long-term capital gain or loss will be recognized equal to the difference between the sales price and the exercise price. A Participant who sells such
                                       21

Shares within two years after the grant date or within one year after exercise will recognize ordinary compensation income in an amount equal to the lesser of the difference between (a) the exercise price and the Fair Market Value of such Shares on the date of exercise or (b) the exercise price and the sales proceeds. Any remaining gain or loss will be treated as a capital gain or loss. The Company will be entitled to a deduction equal to the amount of ordinary compensation income recognized by the optionee in this case. The deduction will be allowable at the same time the Participant recognizes the income.
     The current federal income tax consequences of other Awards authorized under the Plan are generally in accordance with the following: SARs are taxed and deductible by the Company in substantially the same manner as Nonqualified Stock Options; Restricted Stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the Fair Market Value of the Shares over the purchase price (if any) only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); Restricted Units, Performance Shares, Performance Units and dividend equivalents generally are subject to tax at the time of payment. In each of the foregoing cases, the Company will generally have (at the time the Participant recognizes income) a corresponding deduction.
     The closing price of the Company's Common Stock on the New York Stock Exchange on March 12, 1996, was $47.75 per share.
     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.
                                 OTHER BUSINESS
     The Board of Directors of the Company knows of no other matter to come before the meeting. However, if any matter requiring a vote of the shareholders should arise, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their best judgment.
  PROPOSALS FOR 1997 ANNUAL MEETING
     Shareholder proposals intended to be presented at the 1997 annual meeting must be received by the Company by November 19, 1996 for possible inclusion in the proxy material relating to such meeting.
  ANNUAL REPORT ON FORM 10-K
     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1995, WHICH IS REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE MADE AVAILABLE TO SHAREHOLDERS TO WHOM THIS PROXY STATEMENT IS MAILED, WITHOUT CHARGE, UPON WRITTEN REQUEST TO ALLEN STEWART, INVESTOR RELATIONS DEPARTMENT, DUKE POWER COMPANY, P.O. BOX 1005, CHARLOTTE, NORTH CAROLINA 28201-1005.
                                          By order of the Board of Directors,
                                          ELLEN T. RUFF
March 18, 1996                            SECRETARY
                                       22

                                                                      APPENDIX A
                              STOCK INCENTIVE PLAN
                               Duke Power Company

                                    CONTENTS

                                                                                                             PAGE
Article 1. Establishment, Objectives, and Duration........................................................    A-1
Article 2. Definitions....................................................................................    A-1
Article 3. Administration.................................................................................    A-4
Article 4. Shares Subject to the Plan and Maximum Awards..................................................    A-4
Article 5. Eligibility and Participation..................................................................    A-5
Article 6. Stock Options..................................................................................    A-5
Article 7. Stock Appreciation Rights......................................................................    A-7
Article 8. Restricted Stock and Restricted Units..........................................................    A-8
Article 9. Performance Units and Performance Shares.......................................................    A-9
Article 10. Performance Measures..........................................................................   A-10
Article 11. Beneficiary Designation.......................................................................   A-11
Article 12. Deferrals.....................................................................................   A-11
Article 13. Rights of Employees...........................................................................   A-11
Article 14. Change in Control.............................................................................   A-11
Article 15. Amendment, Modification, and Termination......................................................   A-12
Article 16. Withholding...................................................................................   A-13
Article 17. Indemnification...............................................................................   A-13
Article 18. Successors....................................................................................   A-13
Article 19. Legal Construction............................................................................   A-13

                               DUKE POWER COMPANY
                              STOCK INCENTIVE PLAN
ARTICLE 1. ESTABLISHMENT, OBJECTIVES, AND DURATION
     1.1 ESTABLISHMENT OF THE PLAN. Duke Power Company, a North Carolina corporation (hereinafter referred to as the "Company"), hereby establishes an incentive compensation plan to be known as the "Duke Power Company Stock Incentive Plan" (hereinafter referred to as the "Plan"), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Units, Performance Shares and Performance Units.
     Subject to approval by the Company's stockholders, the Plan shall become effective as of April 25, 1996 (the "Effective Date") and shall remain in effect as provided in Section 1.3 hereof.
     1.2 OBJECTIVES OF THE PLAN. The objectives of the Plan are to optimize the profitability and growth of the Company through incentives which are consistent with the Company's objectives and which link the interests of Participants to those of the Company's stockholders; to provide Participants with an incentive for excellence in individual performance; and to promote teamwork among Participants.
     The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants who make significant contributions to the Company's success and to allow Participants to share in the success of the Company.
     1.3 DURATION OF THE PLAN. The Plan shall commence on the Effective Date, as described in Section 1.1 hereof, and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Article 15 hereof, until all Shares subject to it pursuant to
Article 4 shall have been purchased or acquired according to the Plan's provisions. However, in no event may an Award be granted under the Plan on or after April 25, 2006.
ARTICLE 2. DEFINITIONS
     Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:
     2.1 "AWARD" means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Units, Performance Shares or Performance Units.
     2.2 "AWARD AGREEMENT" means an agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award or Awards granted under this Plan to such Participant.
     2.3 "BENEFICIAL OWNER" or "BENEFICIAL OWNERSHIP" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.
     2.4 "BOARD" or "BOARD OF DIRECTORS" means the Board of Directors of the Company.
     2.5 "CHANGE IN CONTROL" of the Company shall be deemed to have occurred (as of a particular day, as specified by the Board) upon the occurrence of any event described in this Section 2.5 as constituting a Change in Control.
     A Change in Control will be deemed to have occurred as of the first day any one (1) or more of the following paragraphs shall have been satisfied:
                                      A-1

          (a) Any Person (other than the Company or a trustee or other fiduciary holding securities under an employee benefit plan of the Company, or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company) becomes the Beneficial Owner, directly or indirectly, of securities of the Company, representing more than twenty-five percent (25%) of the combined voting power of the Company's then outstanding securities; or
          (b) During any period of two (2) consecutive years (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board (and any new Directors, whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds ( 2/3) of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was so approved) cease for any reason (except for death, Disability or voluntary Retirement ) to constitute a majority thereof; or
          (c) The stockholders of the Company approve: (i) a plan of complete liquidation of the Company; or (ii) an agreement for the sale or disposition of all or substantially all the Company's assets; or
              (iii) a merger, consolidation, or reorganization of the Company with or involving any other corporation, other than a merger, consolidation, or reorganization that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least seventy-five percent (75%) of the combined voting power of the voting securities of the Company (or such surviving entity) outstanding immediately after such merger, consolidation, or reorganization.
     However, in no event shall a Change in Control be deemed to have occurred, with respect to a Participant, if that Participant is "part of a purchasing group" which consummates the Change-in-Control transaction. The Participant shall be deemed "part of a purchasing group" for purposes of the preceding sentence if the Participant is an equity participant or has agreed to become an equity participant in the purchasing company or group (except for (i) passive ownership of less than three percent (3%) of the voting equity securities of the purchasing company or (ii) ownership of equity participation in the purchasing company or group which is otherwise deemed not to be significant, as determined prior to the Change in Control by a majority of the nonemployee continuing Directors).
     2.6 "CODE" means the Internal Revenue Code of 1986, as amended from time to time.
     2.7 "COMMITTEE" means, as specified in Article 3 herein, the Compensation Committee of the Board or such other Committee as may be appointed by the Board to administer the Plan.
     2.8 "COMPANY" means Duke Power Company, a North Carolina corporation, and any successor thereto as provided in Article 18 herein.
     2.9 "DIRECTOR" means any individual who is a member of the Board of Directors of the Company.
     2.10 "DISABILITY" shall have the meaning ascribed to such term in the Participant's governing long-term disability plan.
     2.11 "EFFECTIVE DATE" shall have the meaning ascribed to such term in
Section 1.1 hereof.
     2.12 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.
                                      A-2

     2.13 "FAIR MARKET VALUE" means the closing sale price of the relevant security on the composite tape of New York Stock Exchange issues or, if there is no such sale on the relevant date, then on the last previous day on which a sale was reported.
     2.14 "FREESTANDING SAR" means an SAR that is granted independently of any Options, as described in Article 7 herein.
     2.15 "INCENTIVE STOCK OPTION" or "ISO" means an option to purchase Shares granted under Article 6 herein which is designated as an Incentive Stock Option and which is intended to meet the requirements of Code Section 422.
     2.16 "INSIDER" shall mean an individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.
     2.17 "KEY EMPLOYEE" means any officer or key employee of the Company or any of its Subsidiaries. Directors who are not employed by the Company or its Subsidiaries shall not be considered Key Employees under this Plan.
     2.18 "NONEMPLOYEE DIRECTOR" means an individual who is a member of the Board of Directors of the Company but who is not an employee of the Company or any of its Subsidiaries.
     2.19 "NONQUALIFIED STOCK OPTION" or "NQSO" means an option to purchase Shares granted under Article 6 herein and which is not intended to meet the requirements of Code Section 422.
     2.20 "OPTION" means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6 herein.
     2.21 "OPTION PRICE" means the price at which a Share may be purchased by a Participant pursuant to an Option.
     2.22 "PARTICIPANT" means a Key Employee who has outstanding an Award granted under the Plan. The term "Participant" shall not include Nonemployee Directors.
     2.23 "PERFORMANCE-BASED EXCEPTION" means the performance-based exception from the tax deductibility limitations of Code Section 162(m).
     2.24 "PERFORMANCE SHARE" means an Award granted to a Participant, as described in Article 9 herein.
     2.25 "PERFORMANCE UNIT" means an Award granted to a Participant, as described in Article 9 herein.
     2.26 "PERIOD OF RESTRICTION" means the period during which the transfer of Shares of Restricted Stock/Units is limited in some way (based on the passage of time, the achievement of performance objectives, or upon the occurrence of other events as determined by the Committee, at its discretion), and the Restricted Stock/Units are not vested.
     2.27 "PERSON" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.
     2.28 "RESTRICTED STOCK" means a contingent grant of stock awarded to a Participant pursuant to Article 8 herein.
     2.29 "RESTRICTED UNIT" means an Award granted to a Participant as described in Article 8 herein.
                                      A-3

     2.30 "RETIREMENT" shall have the meaning ascribed to such term in the Company's tax-qualified defined benefit retirement plan.
     2.31 "SHARES" means the shares of Common Stock of the Company.
     2.32 "STOCK APPRECIATION RIGHT" or "SAR" means an Award, granted alone or in connection with a related Option, designated as an SAR, pursuant to the terms of Article 7 herein.
     2.33 "SUBSIDIARY" means any corporation in which the Company owns directly or indirectly through its Subsidiaries, at least 50% of the total combined voting power of all classes of stock, or any other entity (including but not limited to partnerships and joint ventures) in which the Company owns directly or indirectly at least 50% of the total combined equity thereof.
     2.34 "TANDEM SAR" means an SAR that is granted in connection with a related Option pursuant to Article 7 herein, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).
ARTICLE 3. ADMINISTRATION
     3.1 THE COMMITTEE. The Plan shall be administered by the Compensation Committee of the Board, or by any other Committee appointed by the Board, which Committee (unless otherwise determined by the Board) shall satisfy the "disinterested administration" regulations of Rule 16b-3 under the Exchange Act and the "outside director" provisions of Code Section 162(m), or any successor regulations or provisions. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors.
     3.2 AUTHORITY OF THE COMMITTEE. Except as limited by law and subject to the provisions herein, the Committee shall have full power to select Key Employees who shall participate in the Plan; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish, amend, or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article 15 herein) amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law and consistent with Section 3.1, the Committee may delegate its authority as identified herein.
     3.3 DECISIONS BINDING. All determinations and decisions made by the Committee pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Company, its stockholders, employees, Participants, and their estates and beneficiaries.
ARTICLE 4. SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS
     4.1 NUMBER OF SHARES AVAILABLE FOR GRANTS. Subject to adjustment as provided in Section 4.3 herein, the number of Shares that may be issued or transferred to Participants under the Plan shall be two million (2,000,000).
     The following rules shall apply to grants of Awards under the Plan:
          (a) SHARE-BASED AWARDS. The maximum number of Shares and Share equivalent units that may be granted during any fiscal year of the Company, to any one Participant, under Options, Freestanding SARs, Restricted Stock, Restricted Units or Performance Shares, shall be one hundred thousand
                                      A-4

              (100,000) Shares (on an aggregate basis for all such types of Awards), which limit shall apply regardless of whether such compensation is paid in Shares or in cash.
          (b) CASH-BASED AWARDS. The maximum aggregate amount of compensation payable in respect of Awards of Performance Units made during any fiscal year of the Company to any one Participant shall be one million five hundred thousand dollars ($1,500,000), which limit shall apply regardless of whether the compensation is paid in cash or in Shares (valued at Fair Market Value at the applicable valuation date for payment of the Award).
     4.2 LAPSED AWARDS. If any Award granted under this Plan is canceled, terminates, expires, or lapses for any reason, any Shares subject to such Award again shall be available for the grant of an Award under the Plan (other than for purposes of subsection 4.1(a) above.)
     4.3 ADJUSTMENTS IN AUTHORIZED SHARES. In the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation or other distribution of stock or property of the Company, including a spin-off, or any reorganization (whether or not such reorganization comes within the definition of such term in Code Section
368) or any partial or complete liquidation of the Company, such adjustment shall be made in the number and class of Shares which may be delivered under
Section 4.1, in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, and in the Award limits set forth in subsections 4.1(a) and 4.1(b), as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award shall always be a whole number. The provisions of this Section shall be subject to the requirements of Code Section 162(m) in the case of Awards that are designed to qualify for the Performance-Based Exception.
ARTICLE 5. ELIGIBILITY AND PARTICIPATION
     5.1 ELIGIBILITY. Persons eligible to participate in this Plan consist of all Key Employees, including Key Employees who are members of the Board.
     5.2 ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Committee may, from time to time, select from all Key Employees, those to whom Awards shall be granted and shall determine the nature and amount of each Award.
ARTICLE 6. STOCK OPTIONS
     6.1 GRANT OF OPTIONS. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.
     6.2 AWARD AGREEMENT. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine. The Award Agreement also shall specify whether the Option is intended to be an ISO within the meaning of Code Section 422, or an NQSO whose grant is intended not to fall under the provisions of Code Section 422.
     6.3 OPTION PRICE. The Option Price for each grant of an Option under this Plan shall be at least equal to one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted.
                                      A-5

     6.4 DURATION OF OPTIONS. Each Option granted to a Key Employee shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its grant.
     6.5 DIVIDEND EQUIVALENTS. The Committee may grant dividend equivalents in connection with Options granted under this Plan. Such dividend equivalents may be payable in cash or in Shares, upon such terms as the Committee, in its sole discretion, deems appropriate.
     6.6 EXERCISE OF OPTIONS. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each Award or for each Participant.
     6.7 PAYMENT. Options granted under this Article 6 shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.
     The Option Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash or its equivalent, or (b) if permitted in the governing Award Agreement, by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price or (c) if permitted in the governing Award Agreement, by a combination of
(a) and (b).
     The Committee also may allow cashless exercise as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law. In addition, the Committee may authorize loans by the Company to Participants in connection with Option exercises, upon such terms and subject to such limits that the Committee, in its sole discretion, deems appropriate.
     As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s) less Shares withheld to satisfy withholding tax obligations.
     6.8 RESTRICTIONS ON SHARE TRANSFERABILITY. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as the Committee deems necessary or advisable, including, without limitation, restrictions under applicable Federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.
     6.9 TERMINATION OF EMPLOYMENT. Each Participant's Option Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant's employment with the Company or a Subsidiary. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this Article 6, and may reflect distinctions based on the reasons for termination of employment.
     6.10 NONTRANSFERABILITY OF OPTIONS.
          (a) INCENTIVE STOCK OPTIONS. No ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.
                                      A-6

          (b) NONQUALIFIED STOCK OPTIONS. Except as otherwise provided in a Participant's Award Agreement, no NQSO granted under this Article 6 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, all NQSOs granted to a Participant under this Article 6 shall be exercisable during his or her lifetime only by such Participant.
ARTICLE 7. STOCK APPRECIATION RIGHTS
     7.1 GRANT OF SARS. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SAR.
     The Committee shall have sole discretion in determining the number of SARs granted to each Participant (subject to Article 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.
     The grant price of a Freestanding SAR shall equal the Fair Market Value of a Share on the date of grant of the SAR. The grant price of Tandem SARs shall equal the Option Price of the related Option.
     7.2 EXERCISE OF TANDEM SARS. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.
     7.3 EXERCISE OF FREESTANDING SARS. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them.
     7.4 AWARD AGREEMENT. Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Committee shall determine.
     7.5 TERM OF SARS. The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that such term shall not exceed ten (10) years.
     7.6 PAYMENT OF SAR AMOUNT. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:
          (a) The difference between the Fair Market Value of a Share on the date of exercise of the SAR over the grant price specified in the Award Agreement; by
          (b) The number of Shares with respect to which the SAR is exercised. At the sole discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.
     7.7 SECTION 16 REQUIREMENTS. Notwithstanding any other provision of the Plan, the Committee may impose such conditions on exercise of an SAR (including, without limitation, the right of the Committee to limit the time of exercise to specified periods) as may be required to satisfy the requirements of Rule 16b-3 of the Exchange Act or any successor rule.
     7.8 TERMINATION OF EMPLOYMENT. Each SAR Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant's employment with the Company or a Subsidiary. Such provisions shall be determined in the sole discretion of the Committee, shall
                                      A-7
be included in the Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment.
     7.9 NONTRANSFERABILITY OF SARS. Except as otherwise provided in a Participant's Award Agreement, no SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.
ARTICLE 8. RESTRICTED STOCK AND RESTRICTED UNITS
     8.1 GRANT OF RESTRICTED STOCK/UNITS. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Stock and/or Restricted Units to Participants in such amounts as the Committee shall determine. Each grant of Restricted Stock shall be represented by the number of Shares to which the Award relates. Each grant of Restricted Units shall be represented by the number of Share equivalent units to which the Award relates.
     8.2 AWARD AGREEMENT. Each Restricted Stock/Unit grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares or Share equivalent units granted, and such other provisions as the Committee shall determine.
     8.3 TRANSFERABILITY. Except as provided in this Article 8, the Restricted Stock/Units granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and as specified in the Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and as set forth in the Award Agreement. All rights with respect to Restricted Stock/Units granted to a Participant under the Plan shall be available only to such Participant during his or her lifetime.
     8.4 OTHER RESTRICTIONS. Subject to Article 11 herein, the Committee shall impose such other conditions and/or restrictions on any Restricted Stock/Units granted pursuant to the Plan as it may deem advisable including, without limitation, restrictions based upon the achievement of specific performance objectives (Company-wide, business unit, and/or individual), time-based restrictions on vesting following the attainment of the performance objectives, and/or restrictions under applicable Federal or state securities laws.
     The Company shall retain the certificates representing Shares of Restricted Stock in the Company's possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied.
     8.5 PAYMENT OF AWARDS. Except as otherwise provided in this Article 8, (i) Shares covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the applicable Period of Restriction and (ii) Share equivalent units covered by each Restricted Unit grant made under the Plan shall be paid out to the Participant in cash promptly following the last day of the applicable Period of Restriction, based on the Fair Market Value of a Share on the date immediately preceding the date of such payment.
     8.6 VOTING RIGHTS. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares.
     8.7 DIVIDENDS AND OTHER DISTRIBUTIONS. During the Period of Restriction, Participants holding Shares of Restricted Stock/Units granted hereunder shall be credited with regular cash dividends or dividend equivalents paid with respect to the underlying Shares or Share equivalent units while they are so held. Such dividends may
                                      A-8
be paid currently, accrued as contingent cash obligations, or converted into additional Shares or units of Restricted Stock/Units, upon such terms as the Committee establishes.
     The Committee may apply any restrictions to the crediting and payment of dividends and other distributions that the Committee deems advisable. Without limiting the generality of the preceding sentence, if the grant or vesting of Restricted Stock/Units is designed to qualify for the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Restricted Stock/Units, such that the dividends and/or the Restricted Stock/Units maintain eligibility for the Performance-Based Exception.
     8.8 TERMINATION OF EMPLOYMENT. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain unvested Restricted Stock/Units following termination of the Participant's employment with the Company or a Subsidiary. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Awards of Restricted Stock/Units issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment; provided, however, that except in cases of terminations resulting from a Change in Control and terminations by reason of death or Disability, the vesting of Restricted Stock/Units which are designed to qualify for the Performance-Based Exception shall not be accelerated.
ARTICLE 9. PERFORMANCE UNITS AND PERFORMANCE SHARES
     9.1 GRANT OF PERFORMANCE UNITS/SHARES. Subject to the terms of the Plan, Performance Units and/or Performance Shares may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.
     9.2 VALUE OF PERFORMANCE UNITS/SHARES. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance objectives in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units/Shares that will be paid out to the Participant. For purposes of this Article 9, the time period during which the performance objectives must be met shall be called a "Performance Period" and shall be set by the Committee in its discretion.
     9.3 EARNING OF PERFORMANCE UNITS/SHARES. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Shares shall be entitled to receive payout on the number and value of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives have been achieved.
     9.4 AWARD AGREEMENT. Each grant of Performance Units and/or Performance Shares shall be evidenced by an Award Agreement which shall specify the material terms and conditions of the Award, and such other provisions as the Committee shall determine.
     9.5 FORM AND TIMING OF PAYMENT OF PERFORMANCE UNITS/SHARES. Payment of earned Performance Units/Shares shall be made within seventy-five (75) calendar days following the close of the applicable Performance Period in a manner designated by the Compensation Committee, in its sole discretion. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Units/Shares in the form of cash or in Shares (or in a combination thereof). Such Shares may be paid subject to any restrictions deemed appropriate by the Committee.
                                      A-9

     9.6 TERMINATION OF EMPLOYMENT DUE TO DEATH, DISABILITY, OR RETIREMENT. Unless determined otherwise by the Committee and set forth in the Participant's Award Agreement, in the event the employment of a Participant is terminated by reason of death, Disability, or Retirement during a Performance Period, the Participant shall receive a payout of the Performance Units/Shares which is prorated, as specified by the Committee in its discretion in the Award Agreement. Payment of earned Performance Units/Shares shall be made at a time specified by the Committee in its sole discretion and set forth in the Participant's Award Agreement.
     9.7 TERMINATION OF EMPLOYMENT FOR OTHER REASONS. In the event that a Participant's employment terminates during a Performance Period for any reason other than those reasons set forth in Section 9.6 herein, all Performance Units/Shares shall be forfeited by the Participant to the Company, unless determined otherwise by the Committee in the Participant's Award Agreement.
     9.8 NONTRANSFERABILITY. Except as otherwise provided in a Participant's Award Agreement, Performance Units/Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, a Participant's rights under the Plan shall be exercisable during the Participant's lifetime only by the Participant or the Participant's legal representative.
ARTICLE 10. PERFORMANCE MEASURES
     Unless and until the Committee proposes for shareholder approval and the Company's shareholders approve a change in the general performance measures set forth in this Article 10, the attainment of which may determine the degree of payout and/or vesting with respect to Awards which are designed to qualify for the Performance-Based Exception, the performance measure(s) to be used for purposes of such grants shall be chosen from among the following alternatives:
           (a) Total shareholder return (absolute or peer-group comparative)
           (b) Stock price increase (absolute or peer-group comparative)
           (c) Dividend payout as percentage of net income
           (d) Return on equity
           (e) Return on capital
           (f) Cash flow, including operating cash flow, free cash flow, discounted cash flow return on investment, and cash flow in excess of cost of capital
           (g) Economic value added (income in excess of capital costs)
           (h) Cost per kWh (absolute or peer-group comparative)
           (i) Market share
           (j) Customer satisfaction as measured by survey instruments
     The Committee shall have the discretion to adjust the determinations of the degree of attainment of the pre-established performance objectives; provided, however, that Awards which are designed to qualify for the Performance-Based Exception may not be adjusted upward (the Committee shall retain the discretion to adjust such Awards downward), except to the extent permitted under Code
Section 162(m) to reflect accounting changes or other events.
                                      A-10

     In the event that Code Section 162(m) or applicable tax and/or securities laws change to permit Committee discretion to alter the governing performance measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards which shall not qualify for the Performance-Based Exception, the Committee may make such grants without satisfying the requirements of Code Section 162(m).
ARTICLE 11. BENEFICIARY DESIGNATION
     Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of the death of the Participant before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.
ARTICLE 12. DEFERRALS
     The Committee may permit or require a Participant to defer such Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock/Units, or the satisfaction of any requirements or objectives with respect to Performance Units/Shares. If any such deferral election is permitted or required, the Committee shall, in its sole discretion, establish rules and procedures for such deferrals.
ARTICLE 13. RIGHTS OF EMPLOYEES
     13.1 EMPLOYMENT. Nothing in the Plan shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment at any time, or confer upon any Participant any right to continue in the employ of the Company or such Subsidiary.
     13.2 PARTICIPATION. No Key Employee shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.
ARTICLE 14. CHANGE IN CONTROL
     14.1 TREATMENT OF OUTSTANDING AWARDS. Upon the occurrence of a Change in Control, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges:
          (a) Any and all outstanding Options and SARs granted hereunder shall become immediately exercisable, and shall remain exercisable throughout their entire term;
          (b) Any Periods of Restriction and restrictions imposed on Restricted Stock/Units shall lapse; provided, however, that the degree of vesting associated with Restricted Stock/Units which has been conditioned upon the achievement of performance conditions pursuant to Section 8.4 herein shall be determined in the manner set forth in Section 14.1(c) herein;
          (c) Except as otherwise provided in the Award Agreement, the vesting of all Performance Units and Performance Shares shall be accelerated as of the effective date of the Change in Control, and there shall be paid out in cash to Participants within thirty (30) days following the effective date of the
                                      A-11

              Change in Control a pro rata amount based upon an assumed achievement of all relevant performance objectives at target levels, and upon the length of time within the Performance Period which has elapsed prior to the effective date of the Change in Control; provided, however, that in the event the Committee determines that actual performance to the effective date of the Change in Control exceeds target levels, the prorated payouts shall be made at levels commensurate with such actual performance (determined by extrapolating such actual performance to the end of the Performance Period), based upon the length of time within the Performance Period which has elapsed prior to the effective date of the Change in Control; and provided, further, that there shall not be an accelerated payout with respect to Awards of Performance Units or Performance Shares which qualify as "derivative securities" under Section 16 of the Exchange Act which were granted less than six (6) months prior to the effective date of the Change in Control.
     14.2 TERMINATION, AMENDMENT, AND MODIFICATIONS OF CHANGE-IN-CONTROL PROVISIONS. Notwithstanding any other provision of this Plan or any Award Agreement provision, the provisions of this Article 14 may not be terminated, amended, or modified on or after the effective date of a Change in Control to affect adversely any Award theretofore granted under the Plan without the prior written consent of the Participant with respect to said Participant's outstanding Awards.
ARTICLE 15. AMENDMENT, MODIFICATION, AND TERMINATION
     15.1 AMENDMENT, MODIFICATION, AND TERMINATION. Subject to Section 14.2 herein, the Board may at any time and from time to time, alter, amend, modify or terminate the Plan in whole or in part; provided, however, that no amendment which requires shareholder approval in order for the Plan to continue to comply with Rule 16b-3 under the Exchange Act, or any successor rule, shall be effective unless such amendment shall be approved by the requisite vote of shareholders of the Company entitled to vote thereon.
     The Committee shall not have the authority to cancel outstanding Awards and issue substitute Awards in replacement thereof.
     15.2 ADJUSTMENT OF AWARDS UPON THE OCCURRENCE OF CERTAIN UNUSUAL OR NONRECURRING EVENTS. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.3 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, subject to the requirements of Code Section 162(m) for the Performance-Based Exception in the case of Awards designed to qualify for the Performance-Based Exception.
     15.3 AWARDS PREVIOUSLY GRANTED. No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.
     15.4 COMPLIANCE WITH CODE SECTION 162(M). At all times when Code Section 162(m) is applicable, all Awards granted under this Plan shall comply with the requirements of Code Section 162(m); provided, however, that in the event the Committee determines that such compliance is not desired with respect to any Award or Awards available for grant under the Plan, then compliance with Code
Section 162(m) will not be required. In addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Award or Awards available under the Plan, the Committee may, subject to this
Article 15, make any adjustments it deems appropriate.
                                      A-12

ARTICLE 16. WITHHOLDING
     16.1 TAX WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.
     16.2 SHARE WITHHOLDING. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of Awards granted hereunder, the Company may satisfy the withholding requirement, in whole or in part, by withholding Shares having a Fair Market Value (determined on the date the Participant recognizes taxable income on the Award) equal to the withholding tax which is required to be collected on the transaction. The Participant may elect, subject to the approval of the Committee, to deliver the necessary funds to satisfy the withholding obligation to the Company, in which case there will be no reduction in the Shares otherwise distributable to the Participant.
ARTICLE 17. INDEMNIFICATION
     Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in a settlement approved by the Company, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
ARTICLE 18. SUCCESSORS
     All obligations of the Company under the Plan or any Award Agreement with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase of all or substantially all of the business and/or assets of the Company, or a merger, consolidation, or otherwise.
ARTICLE 19. LEGAL CONSTRUCTION
     19.1 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.
     19.2 SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.
     19.3 REQUIREMENTS OF LAW. The granting of Awards and the issuance of Share and/or cash payouts under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.
                                      A-13

     19.4 SECURITIES LAW COMPLIANCE. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 under the Exchange Act, or any successor rule. To the extent any provision of the plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. The exceptions to the transferability and exercisability restrictions specified in Sections 6.10(b), 7.9 and 9.8 herein shall not apply to Awards whose grant is intended to be exempt under Rule 16b-3 and meet the requirements of Rule 16b-3(d) (1) (ii) or any applicable successor rule.
     19.5 GOVERNING LAW. To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of North Carolina.
                                      A-14

           (Duke Power Citizenship Service logo appears here)

************************************************************************

                             APPENDIX

(Form of proxy for general shareholders)


       Duke Power Company                            (Map appears here)
  Annual Meeting of Shareholders
   April 25, 1996 at 10:00 a.m.
Peace Center for the Performing Arts
     101 West Broad Street
       Greenville, SC

                           DUKE POWER COMPANY

           PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints W.H. Grigg, R.J. Osborne and Ellen T. Ruff, and each of them, proxies, with the powers the undersigned would possess if personally present, and with full power of substitution, to vote all shares of Common Stock of Duke Power Company of the undersigned at the annual meeting of shareholders to be held in the Peace Center for the Performing Arts, 101 West Broad Street, Greenville, South Carolina, on April 25, 1996, and at any adjournment thereof, upon all subjects that may come before the meeting, including the matters described in the proxy statement furnished herewith, subject to any directions indicated on the reverse side of this card. IF
NO DIRECTIONS ARE GIVEN, THE INDIVIDUALS DESIGNATED ABOVE WILL VOTE FOR THE ELECTION OF ALL CLASS II DIRECTOR NOMINEES, IN ACCORD WITH THE DIRECTORS' RECOMMENDATION ON THE OTHER SUBJECTS LISTED ON THE REVERSE OF THIS CARD
AND AT THEIR DISCRETION ON ANY OTHER MATTER THAT MAY COME BEFORE THE
MEETING.

Your vote for the election of Class II directors may be indicated on the reverse. Nominees are G. Alex Bernhardt, William A. Coley, William H. Grigg and Max Lennon.

If you do not sign and return a proxy, or attend the meeting, your shares cannot be voted.

PLEASE SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED RETURN ENVELOPE.

DEAR SHAREHOLDER:

It's my pleasure to invite you to Duke Power's annual meeting of shareholders, which begins at 10 a.m., Thursday, April 25, 1996, at the Peace Center for the Performing Arts, 101 West Broad Street, Greenville, S.C.

Please plan to attend this year's meeting to learn more about your Company's performance in 1995 and the outlook for the year ahead. Whether or not you are able to join us in Greenville, please read your proxy statement and return your completed ballot as soon as possible.

Thank you for your support. I hope to see you personally at the Peace Center on April 25.



Sincerely,

W.H. Grigg
Chairman of the Board
and Chief Executive Officer


Directors recommend a vote "For" Items A, B, and C

A. Election of the four directors who will constitute Class II of the Board of Directors. (pages 1-6)

   To vote your shares for all director nominees, or to withhold voting for all nominees, mark the appropriate box. If you do not wish your shares voted for a particular director nominee, mark the "For*" box and enter the name(s) of the exception(s) in the space provided.

B. Ratification of Auditors. (page 16)

C. Approval of the Duke Power Company Stock Incentive Plan. (pages 16-22)

   If you plan to attend the meeting, please indicate on the ballot below and see reverse for additional information. This detachable portion may be presented for admission to the meeting.

(2 arrows pointing down)BEFORE MAILING, PLEASE DETACH THIS
PORTION.(2 arrows pointing down)

                        Withhold
A. For All     For*     Authority   B. For     Against    Abstain
    [  ]      [  ]       [  ]         [  ]      [  ]       [  ]

*Except for the following:
                                    C. For     Against    Abstain
                                      [  ]      [  ]       [  ]

If you plan to attend the meeting, please mark: [  ]

                                   SHARES HELD AS OF MARCH 1, 1996

                                                    Shares      Account Number

Sign here as
name(s)
appears above  X                                        Date          , 1996

           Please sign this proxy and return it promptly whether or not you plan to attend the meeting. If signing for a corporation or partnership or as agent, attorney or fiduciary, indicate the capacity in which you are signing. Each joint owner should sign. If you do attend the meeting and decide to vote by ballot, such vote will supersede this proxy.

(Form of proxy for participants in Stock Purchase-Savings Program)

                           DUKE POWER COMPANY

           PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints W.H. Grigg, R.J. Osborne and Ellen T. Ruff, and each of them, proxies, with the powers the undersigned would possess if personally present, and with full power of substitution, to vote all shares of Common Stock of Duke Power Company of the undersigned at the annual meeting of shareholders to be held in the Peace Center for the Performing Arts, 101 West Broad Street, Greenville, South Carolina, on April 25, 1996, and at any adjournment thereof, upon all subjects that may come before the meeting, including the matters described in the proxy statement furnished herewith, subject to any directions indicated on the reverse side of this card. IF
NO DIRECTIONS ARE GIVEN, THE INDIVIDUALS DESIGNATED ABOVE WILL VOTE FOR THE ELECTION OF ALL CLASS II DIRECTOR NOMINEES, IN ACCORD WITH THE DIRECTORS' RECOMMENDATION ON THE OTHER SUBJECTS LISTED ON THE REVERSE OF THIS CARD
AND AT THEIR DISCRETION ON ANY OTHER MATTER THAT MAY COME BEFORE THE
MEETING.

Your vote for the election of Class II directors may be indicated on the reverse. Nominees are G. Alex Bernhardt, William A. Coley, William H. Grigg and Max Lennon.

If you do not take advantage of the opportunity to vote your shares, your Stock Purchase-Savings Program shares will voted according to the rules of the New York Stock Exchange in a manner which may not reflect your wishes.

PLEASE SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED RETURN ENVELOPE.

TO PARTICIPANTS OF THE DUKE POWER COMPANY STOCK PURCHASE-SAVINGS PROGRAM:

You are receiving the enclosed proxy material as a participant in Duke Power's Stock Purchase-Savings Program. You have the right as beneficial owner of shares credited to your account to direct the voting of those shares on any issues presented at Duke Power's 1996 annual shareholders' meeting on April 25 in Greenville, S.C.

If you do not complete and return this proxy, shares held in your Stock Purchase-Savings Program account will be voted under New York Stock Exchange rules and may not reflect your wishes. I encourage you to exercise your voting rights as a shareholder by completing and returning the attached proxy, even though you may have already returned another proxy for any other shares you own.


Sincerely,

W.H. Grigg
Chairman of the Board
and Chief Executive Officer


Directors recommend a vote "For" Items A, B, and C

A. Election of the four directors who will constitute Class II of the Board of Directors. (pages 1-6)

   To vote your shares for all director nominees, or to withhold voting for all nominees, mark the appropriate box. If you do not wish your shares voted for a particular director nominee, mark the "For*" box and enter the name(s) of the exception(s) in the space provided.

B. Ratification of Auditors. (page 16)

C. Approval of the Duke Power Company Stock Incentive Plan. (pages 16-22)


(2 arrows pointing down)BEFORE MAILING, PLEASE DETACH THIS
PORTION.(2 arrows pointing down)

                        Withhold
A. For All     For*     Authority   B. For     Against    Abstain
    [  ]      [  ]       [  ]         [  ]      [  ]       [  ]

*Except for the following:
                                    C. For     Against    Abstain
                                      [  ]      [  ]       [  ]

If you plan to attend the meeting, please mark: [  ]

                                   SHARES HELD AS OF MARCH 1, 1996

                                                    Shares      Account Number

Sign here as
name(s)
appears above  X                                        Date          , 1996

           Please sign this proxy and return it promptly whether or not you plan to attend the meeting. If signing for a corporation or partnership or as agent, attorney or fiduciary, indicate the capacity in which you are signing. Each joint owner should sign. If you do attend the meeting and decide to vote by ballot, such vote will supersede this proxy.

(Form of proxy for participants in Employee Stock Ownership Plan)


                           DUKE POWER COMPANY

           PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints W.H. Grigg, R.J. Osborne and Ellen T. Ruff, and each of them, proxies, with the powers the undersigned would possess if personally present, and with full power of substitution, to vote all shares of Common Stock of Duke Power Company of the undersigned at the annual meeting of shareholders to be held in the Peace Center for the Performing Arts, 101 West Broad Street, Greenville, South Carolina, on April 25, 1996, and at any adjournment thereof, upon all subjects that may come before the meeting, including the matters described in the proxy statement furnished herewith, subject to any directions indicated on the reverse side of this card. IF
NO DIRECTIONS ARE GIVEN, THE INDIVIDUALS DESIGNATED ABOVE WILL VOTE FOR THE ELECTION OF ALL CLASS II DIRECTOR NOMINEES, IN ACCORD WITH THE DIRECTORS' RECOMMENDATION ON THE OTHER SUBJECTS LISTED ON THE REVERSE OF THIS CARD
AND AT THEIR DISCRETION ON ANY OTHER MATTER THAT MAY COME BEFORE THE
MEETING.

Your vote for the election of Class II directors may be indicated on the reverse. Nominees are G. Alex Bernhardt, William A. Coley, William H. Grigg and Max Lennon.

If you do not take advantage of the opportunity to vote your shares, your Employee Stock Ownership Plan shares will not be voted.

PLEASE SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED RETURN ENVELOPE.

TO PARTICIPANTS OF THE DUKE POWER COMPANY EMPLOYEE STOCK OWNERSHIP PLAN:

You are receiving the enclosed proxy material as a participant in Duke Power's Employee Stock Ownership Plan. You have the right as beneficial owner of shares credited to your account to direct the voting of those shares on any issues presented at Duke Power's 1996 annual shareholders' meeting on April 25 in Greenville, S.C.

If you do not complete and return this proxy, shares held in your Employee Stock Ownership Plan account will not be voted. I encourage you to exercise your voting rights as a shareholder by completing and returning the attached proxy, even though you may have already returned another proxy for any other shares you own.


Sincerely,

W.H. Grigg
Chairman of the Board
and Chief Executive Officer


Directors recommend a vote "For" Items A, B, and C

A. Election of the four directors who will constitute Class II of the Board of Directors. (pages 1-6)

   To vote your shares for all director nominees, or to withhold voting for all nominees, mark the appropriate box. If you do not wish your shares voted for a particular director nominee, mark the "For*" box and enter the name(s) of the exception(s) in the space provided.

B. Ratification of Auditors. (page 16)

C. Approval of the Duke Power Company Stock Incentive Plan. (pages 16-22)





(2 arrows pointing down)BEFORE MAILING, PLEASE DETACH THIS
PORTION.(2 arrows pointing down)

                        Withhold
A. For All     For*     Authority   B. For     Against    Abstain
    [  ]      [  ]       [  ]         [  ]      [  ]       [  ]

*Except for the following:
                                    C. For     Against    Abstain
                                      [  ]      [  ]       [  ]

If you plan to attend the meeting, please mark: [  ]

                                   SHARES HELD AS OF MARCH 1, 1996


Sign here as
name(s)
appears above  X                                        Date          , 1996

           Please sign this proxy and return it promptly whether or not you plan to attend the meeting. If signing for a corporation or partnership or as agent, attorney or fiduciary, indicate the capacity in which you are signing. Each joint owner should sign. If you do attend the meeting and decide to vote by ballot, such vote will supersede this proxy.